                                                                     EXHIBIT 4.6

                         SECURITY AGREEMENT SUPPLEMENT


         SECURITY AGREEMENT SUPPLEMENT dated as of June 19, 1996, between VENCOR, INC. ("Vencor") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK (successor by merger to J.P. Morgan Delaware), as Collateral Agent (the "Collateral Agent").

         WHEREAS, Vencor, First Healthcare Corporation and Morgan Guaranty Trust Company of New York (successor by merger to J.P. Morgan Delaware), as Collateral Agent, are parties to a Security Agreement dated as of September 11, 1995 (as heretofore amended and/or supplemented, the "Security Agreement");

         WHEREAS, terms defined in the Security Agreement (or whose definitions are incorporated by reference in Section 1.01 of the Security Agreement) and not otherwise defined herein have, as used herein, the respective meanings provided for therein; and

         WHEREAS, Vencor desires to add certain assets to the Collateral thereunder;

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Grant of Security lnterest. In order to secure the full and punctual
            --------------------------
payment of the Secured Obligations in accordance with the terms thereof, Vencor grants to the Collateral Agent for the benefit of the Secured Parties a continuing security interest in all of the following assets of Vencor (the "New Collateral"):

                     All Equity Interests in Atria Communities, Inc., a Delaware corporation, now or hereafter beneficially owned by Vencor, all rights and privileges of Vencor with respect to such Equity Interests, and all dividends, distributions, and other payments with respect thereto.

The New Collateral constitutes Required Collateral.

         2. Delivery of Stock Certificates. Concurrently with delivering this
            ------------------------------
Security Agreement Supplement to the Collateral Agent, Vencor is delivering to the Collateral Agent all stock certificates representing capital stock included in the New Collateral, either in suitable form for transfer by delivery, or accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Collateral Agent.

         3. Representations and Warranties as to Collateral. Vencor makes, with
            -----------------------------------------------
respect to the New Collateral, all of the representations and warranties set forth in Section 2 of the Security Agreement with respect to the Required Collateral.

         4. Governing Law. This Security Agreement Supplement shall be construed
            -------------
in accordance with and governed by the laws of the State of New York.

         IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement Supplement to be duly executed by their respective authorized officers as of the day and year first above written

                                     VENCOR, INC.


                                     By:    /s/ Richard A. Lechleiter
                                         ----------------------------------
                                     Name:  Richard A. Lechleiter
                                     Title: VP Finance & Corporate Controller


                                     MORGAN GUARANTY TRUST
                                      COMPANY OF NEW YORK, as
                                      Collateral Agent


                                     By:    /s/ Robert J. Henchey
                                         -----------------------------------
                                     Name:  Robert J. Henchey
                                     Title: Vice President

                     AMENDMENT NO. 1 TO SECURITY AGREEMENT


         AMENDMENT NO. 1 dated as of June 19, 1996 to the Security Agreement dated as of September 11, 1995 (the "Security Agreement") among Vencor, Inc. and First Healthcare Corporation, as Grantors, and Morgan Guaranty Trust Company of New York (successor by merger to J.P. Morgan Delaware), as Collateral Agent (the "Collateral Agent").

         The undersigned parties agree as follows:

         SECTION 1. Termination of Security Interests: Release of Collateral.
                    --------------------------------------------------------
Section 16 of the Security Agreement is amended by replacing the words "Equity Interests in Ventech Systems, Inc." in line 5 of clause (D) thereof with "Equity Interests in Ventech Systems, Inc. or Atria."

         SECTION 2. Rights Otherwise Unaffected. This Amendment is limited to
                    ---------------------------
the matters expressly set forth herein. Except to the extent specifically amended hereby, all terms of the Security Agreement shall remain in full force and effect.

         SECTION 3. Governing Law. This Amendment shall be governed by and
                    -------------
construed in accordance with the laws of the State of New York.

         SECTION 4. Counterparts. This Amendment may be signed in any number of
                    ------------
counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         SECTION 5. Effectiveness. This Amendment shall become effective only if
                    -------------
and when (i) the Documentation Agent shall have received from each of the parties hereto a counterpart hereof signed by such party, (ii) the Documentation Agent shall have received from each of the Super-Majority Banks either a signed consent of such Bank to this Amendment, or facsimile or other written confirmation from such Bank that it has signed such a consent, and (iii) all the conditions to the effectiveness of such consents shall have been satisfied.

         IN WITNESS WHEREOF, the undersigned parties have caused this Amendment to be duly executed as of the date first above written.

                                     VENCOR, INC., as a Grantor


                                     By:    /s/ Richard A. Lechleiter
                                         ----------------------------------
                                     Name:  Richard A. Lechleiter
                                     Title: VP Finance & Corporate Controller


                                     FIRST HEALTHCARE CORPORATION,
                                      as a Grantor


                                     By:    /s/ Richard A. Lechleiter
                                         -----------------------------------
                                     Name:  Richard A. Lechleiter
                                     Title: VP Finance & Corporate Controller


                                     MORGAN GUARANTY TRUST
                                      COMPANY OF NEW YORK,
                                      as Collateral Agent


                                     By:    /s/ Richard A. Lechleiter
                                         -----------------------------------
                                     Name:  Robert J. Henchey
                                     Title: Vice President

                    REIMBURSEMENT RECONCILIATION AGREEMENT


           AGREEMENT dated as of June 19,1996, between VENCOR, INC. ("Vencor") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK ("Morgan").

           WHEREAS, the Bonds identified on Schedule 1 hereto are outstanding on the date hereof and are supported by the Original Letters of Credit identified on Schedule 1.

           WHEREAS the Original Letters of Credit are scheduled to expire on August 1, 1996;

           WHEREAS, Vencor has requested that Morgan issue Direct Pay IRB Letters of Credit (as amended and extended from time to time, the "Replacement Letters of Credit") pursuant to the Credit Agreement to replace the Original Letters of Credit;

           WHEREAS, Vencor, as the Requesting Borrower, will be obligated to reimburse Morgan for drawings under the Replacement Letters of Credit as provided in Section 2.06 of the Credit Agreement;

           WHEREAS, in order to minimize changes in the documentation relating to the Bonds, Vencor has asked Morgan to enter into an Owner Reimbursement Agreement with each of the four Owners identified on Schedule 1 hereto, in each case obligating such Owner to reimburse Morgan for drawings under the relevant Replacement Letter of Credit; and

           WHEREAS, Vencor and Morgan desire to reconcile the reimbursement obligations of Vencor under the Credit Agreement and the reimbursement obligations of the Owners under the four Owner Reimbursement Agreements in such a way that Morgan will, in each case, receive the full amount provided for in the Credit Agreement, but not more than such full amount;

           NOW, THEREFORE, the parties hereto agree as follows:

           SECTION 1. Definitions. The following terms, as used herein, have
                      -----------
the following meanings;

           "Bonds" means the Bonds identified on Schedule 1 hereto:

           "Credit Agreement" means the Credit Agreement dated as of September 11, 1995 among Vencor, the other Borrowers referred to therein and the Banks, Co-Agents, LC Issuing Banks and Agents referred to therein, as heretofore amended and as such agreement may hereafter be amended from time to time.

           "Direct Pay IRB Letter of Credit" has the meaning specified in the
Section 1.01 of the Credit Agreement.

           "Facilities" means the four facilities identified on Schedule 1 hereto.

           "Original Letters of Credit" means the four letters of credit identified on Schedule 1 hereto.

           "Owner" means, with respect to each Facility, the owner thereof identified on Schedule 1 hereto.

           "Owner Reimbursement Agreements" means four separate reimbursement agreements, each of which will be entered into by an Owner and Morgan and will obligate such Owner to reimburse Morgan for drawings under the Replacement Letter of Credit issued by Morgan to support the Bonds that financed all or part of the cost of the Facility owned by such Owner, as such agreements may be amended from time to time.

           "Requesting Borrower" has the meaning specified in Section 1.01 of the Credit Agreement.

           SECTION 2. Vencor's Obligations under Credit Agreement. Vencor
                      -------------------------------------------
acknowledges and agrees that (i) Vencor has requested that Morgan issue the Replacement Letters of Credit pursuant to Section 2.06 of the Credit Agreement and (ii) Vencor, as the Requesting Borrower, will be irrevocably and unconditionally obligated to reimburse Morgan for drawings under the Replacement Letters of Credit and to perform the other obligations of the Requesting Borrower with respect thereto, all as provided in Section 2.06 of the Credit Agreement.

           SECTION 3. Owners' Obligations under Owner Reimbursement Agreements.
                      --------------------------------------------------------
Vencor acknowledges that, at its request, Morgan is entering into an Owner Reimbursement Agreement with each of the Owners, as a result of which each Owner will be obligated to reimburse Morgan for drawings under the relevant Replacement Letter of Credit and perform the other obligations of such Owner as provided therein. However,

Vencor agrees that Morgan shall have no duty to take any action to enforce the provisions of any Owner Reimbursement Agreement and Vencor's obligations under
Section 2.06 of the Credit Agreement will not be reduced (except as provided in Section 4 hereof), postponed or otherwise affected by the existence of the Owner Reimbursement Agreements.

           SECTION 4. Payments by Owners to be Credited Against Obligations of
                      --------------------------------------------------------
Vencor. Morgan agrees to apply each amount received by it from an Owner pursuant
------
to an Owner Reimbursement Agreement as a credit against the corresponding amount owed by Vencor under Section 2.06 of the Credit Agreement. If any amount owed by Vencor under the Credit Agreement exceeds the corresponding amount so credited, Vencor shall pay Morgan such excess amount. If any amount owed by any Owner under an Owner Reimbursement Agreement exceeds the corresponding amount owed by Vencor under the Credit Agreement, Morgan hereby waives its right to receive such excess amount from such Owner and will make no attempt to collect the same.

           SECTION 5. Choice of Law. This Agreement shall be construed in
                      -------------
accordance with and governed by the laws of the State of New York.

           IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date and year first set forth above.

                                     VENCOR, INC.


                                     By:  /s/ RICHARD A. LECHLEITER
                                        -------------------------------------
                                     Name:  Richard A. Lechleiter
                                     Title: VP Finance & Corporate Controller


                                     MORGAN GUARANTY TRUST COMPANY
                                          OF NEW YORK


                                     By:  /s/ VERNON M. FORD
                                        -------------------------------------
                                     Name:  Vernon M. Ford
                                     Title: Vice President

                                                                      SCHEDULE I

                          ORIGINAL LETTERS OF CREDIT


1. Irrevocable Letter of Credit No. 2853 dated August 2, 1988 (as amended and extended from time to time) issued by Swiss Bank Corporation, San Francisco Branch.


     Facility:                  Tucson Retirement Center

     Owner: Tucson Retirement Center Limited Partnership, an Oregon limited partnership

     Bonds: Industrial Development Revenue Refunding Bonds (Tucson Retirement Center Project) Series 1988 in the aggregate principal amount of $10,750,000

     Beneficiary:      Bankers Trust Company, as Trustee under an Indenture
                       dated as of August 1, 1988 between The Industrial
                       Development Authority of the County of Pima and such Trustee

2. Irrevocable Letter of Credit No. 2854 dated August 2, 1988 (as amended and extended from time to time) issued by Swiss Bank Corporation, San Francisco Branch.

     Facility:                  Kachina Pointe

     Owner:                     Hillhaven Properties, Ltd., an Oregon
                                corporation

     Bonds: Industrial Development Revenue Refunding Bonds (Kachina Pointe Project) Series 1988 in the aggregate principal amount of $6,200 000

     Beneficiary:               Bankers Trust Company, as Trustee under an
                                Indenture dated as of August 1, 1988 between The
                                Industrial Development Authority of the County of Yavapai and such Trustee

3. Irrevocable Letter of Credit No. 2855 dated August 2, 1988 (as amended and extended from time to time) issued by Swiss Bank Corporation, San Francisco Branch.

     Facility:                  Sandy Retirement Center

     Owner: Sandy Retirement Center Limited Partnership, an Oregon limited partnership

     Bonds: Elderly Housing Revenue Refunding Bonds (Sandy Retirement Center Project) Series 1988 in the aggregate principal amount of $5,900,000

     Beneficiary:               Bankers Trust Company, as Trustee under an
                                Indenture dated as of August 1, 1988 between The Housing Authority of the County of Salt
                                Lake and such Trustee

4. Irrevocable Letter of Credit No. 2856 dated August 30, 1988 (as amended and extended from time to time) issued by Swiss Bank Corporation, San Francisco Branch.

     Facility:                  Castle Gardens Retirement Center

     Owner: Castle Gardens Retirement Center Limited Partnership, an Oregon limited partnership

     Bonds: Industrial Development Revenue Refunding Bonds (Castle Gardens Retirement Center Project) Series 1988 in the aggregate principal amount of $5,000,000

     Beneficiary:               Bankers Trust Company, as Trustee under an
                                Indenture dated as of August 1, 1988 between The City of Northglenn, Colorado and such
                                Trustee

                      AMENDMENT NO. 4 TO CREDIT AGREEMENT,
                        WAIVER OF CERTAIN PROVISIONS, AND
                      CONSENT TO RELEASE CERTAIN COLLATERAL




         AMENDMENT NO. 4 dated as of June 19, 1996 to the Credit Agreement dated as of September 11, 1995 among Vencor, Inc. ("Vencor"), the other Borrowers referred to therein and the Banks, Co-Agents, LC Issuing Banks and Agents referred to therein, as heretofore amended (the "Credit Agreement"), WAIVER of certain provisions thereof and CONSENT TO RELEASE CERTAIN COLLATERAL from the Lien of the Security Agreement dated as of September 11, 1995 (the "Security Agreement") among Vencor and First Healthcare Corporation ("First Healthcare"), as Grantors, and Morgan Guaranty Trust Company of New York (successor by merger to J.P. Morgan Delaware), as Collateral Agent (the "Collateral Agent").

         WHEREAS, terms defined in the Credit Agreement or the Security Agreement have the same respective meanings when used herein;

         WHEREAS, Vencor desires that (i) First Healthcare shall transfer to Atria Communities, Inc. ("Atria"), a newly formed Subsidiary of First Healthcare, all the common stock of Hillhaven Properties, Ltd. ("Properties");
(ii) Vencor, First Healthcare, and Nationwide Care, Inc. ("Nationwide") shall transfer to Atria the partnership interests they own in all partnerships in which Properties is a general partner (the "Partnerships"); (iii) First Healthcare shall transfer to Atria all other assisted living and retirement assets and liabilities of First Healthcare; (iv) Nationwide shall transfer to Atria all assisted living assets of Nationwide; and (v) Properties shall transfer to Nationwide all of Properties' partnership interests in partnerships that own skilled nursing facilities;

         WHEREAS, in consideration of the foregoing transfers, Atria will issue shares of its common stock to Vencor, First Healthcare, and Nationwide ;

         WHEREAS, First Healthcare and Nationwide will thereafter transfer to Vencor the common stock of Atria issued to them;

         WHEREAS, substantially concurrently with such transfers, Atria expects to make a public offering of additional shares of its common stock;

         WHEREAS, after such public offering, Atria and the Partnerships will continue to be Subsidiaries of Vencor;

         WHEREAS, Vencor wishes to amend certain covenants in the Credit Agreement so that, after such public offering, Atria and its Subsidiaries (i) will be permitted to incur up to $150,000,000 aggregate principal amount of additional Debt, (ii) will be permitted to secure such additional Debt with their respective assets and (iii) will no longer be subject to the covenant in
Section 5.14 of the Credit Agreement which prohibits certain types of restrictions in agreements made by Subsidiaries of Vencor;

         WHEREAS, Vencor is also requesting the Banks to amend the Security Agreement to consent to the release of common stock of Atria in connection with any future sale or other disposition thereof;

         WHEREAS, Vencor has asked the Banks to agree to the foregoing amendments of the Credit Agreement and the Security Agreement, and to consent to the release of the stock of Properties from the Lien of the Security Agreement; and

         WHEREAS, in an unrelated transaction, Vencor has asked Morgan Guaranty Trust Company of New York ("Morgan") to issue certain letters of credit, as more fully described in the Reimbursement Reconciliation Agreement attached as Exhibit A hereto;

         NOW, THEREFORE, the undersigned parties agree as follows:

         SECTION 1. Definitions. Section 1.01 of the Credit Agreement is amended
                    -----------
by adding the following new definition immediately after the definition of "Assignee":

         "Atria" means Atria Communities, Inc., a Delaware corporation, and its successors.

         SECTION 2. Limitation on Debt of Subsidiaries. Section 5.08 of the
                    ----------------------------------
Credit Agreement is amended by deleting the word "and" at the end of clause (i); inserting "; and" in place of the period at the end of clause (j); and adding the following new clause (k):

         (k) Debt incurred after June 30, 1996 by Atria and its Subsidiaries; provided that the aggregate outstanding principal amount of all Debt incurred
--------
pursuant to this clause (k), calculated on a consolidated basis, shall not at any time exceed $150,000,000.

         SECTION 3. Negative Pledge. Section 5.09 of the Credit Agreement is
                    ---------------
amended by deleting the word "and" at the end of clause (i); inserting "; and" in place of the period at the end of clause (j); and adding the following new clause (k):

         (k) Liens on assets of Atria and its Subsidiaries securing Debt permitted by Section 5.08(k).

         SECTION 4. Limitation on Restrictions Affecting Subsidiaries. Section
                    -------------------------------------------------
5.14 of the Credit Agreement is amended by replacing the words "prohibits or limits the ability of any Subsidiary" in lines 4-5 thereof with the words "prohibits or limits the ability of any Subsidiary (other than Atria and its Subsidiaries)".

         SECTION 5. Waiver Relating to Certain Letters of Credit. Each of the
                    --------------------------------------------
undersigned parties:

                  (i) consents to the execution and delivery of a Reimbursement Reconciliation Agreement substantially in the form of Exhibit A hereto;

                  (ii) agrees that the reimbursement obligations of Vencor with respect to the Replacement Letters of Credit (as defined in Exhibit A) will be governed by Section 2.06 (j) of the Credit Agreement and not by the Owner Reimbursement Agreements (as defined in Exhibit A); and

                  (iii) waives any requirement in Section 2.06 (s)(ii) of the Credit Agreemet that Vencor designate such Owner Reimbursement Agreements as "Substitute Reimbursement Agreements" and additional "Financing Documents" for purposes of the Credit Agreement and the other Financing Documents.

         SECTION 6. Amendment of Security Agreement. Each of the undersigned
                    -------------------------------
Banks consents to an amendment of the Security Agreement substantially in the form of Exhibit B hereto, and authorizes the Collateral Agent to sign such an amendment.

         SECTION 7. Release of Collateral. (a) First Healthcare requests that
                    ---------------------
the Collateral Agent release the following Collateral from the Lien of the Security Agreement:

                  (i) all Equity Interests in Hillhaven Properties, Ltd., an Oregon corporation, now or hereafter beneficially owned by First Healthcare, all rights and privileges of First Healthcare with respect to such Equity Interests, and all dividends, distributions and other payments with respect thereto; and

                  (ii) all proceeds of the Collateral described in the foregoing clause (i).

Each of the undersigned Banks consents to the foregoing release if and when the conditions set forth in Section 11 hereof are satisfied.

         SECTION 8. Rights Otherwise Unaffected. This Amendment, Waiver and
                    ---------------------------
Consent is limited to the matters expressly set forth herein. Except to the extent specifically amended or waived hereby, all terms of the Credit Agreement shall remain in full force and effect.

         SECTION 9. Governing Law. This Amendment, Waiver and Consent shall be
                    -------------
governed by and construed in accordance with the laws of the State of New York.

         SECTION 10. Counterparts. This Amendment, Waiver and Consent may be
                     ------------
signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         SECTION 11. Effectiveness. This Amendment, Waiver and Consent shall
                     -------------
become effective only if and when all the following conditions are satisfied:

                  (a) the Documentation Agent shall have received from each of the Super-Majority Banks and each of the Borrowers either a counterpart hereof signed by such party or facsimile or other written confirmation from such party that it has signed a counterpart hereof;

                  (b) First Healthcare shall have transferred the Collateral described in Section 7 hereof to Atria;

                  (c) First Healthcare and Nationwide shall have transferred to Vencor all Equity Interests in Atria received by them in connection with their transfers of assets to Atria, so that all the Equity Interests in Atria beneficially owned by Vencor and its Subsidiaries are owned beneficially and of record by Vencor;

                  (d) Vencor shall have (i) signed and delivered to the Collateral Agent a Security Agreement Supplement in substantially the form of Exhibit C hereto, adding to the Collateral all Equity Interests in Atria now or hereafter beneficially owned by Vencor, and (ii) delivered to the Collateral Agent stock certificates representing all the capital stock of Atria beneficially owned by Vencor (after giving effect to the transfers referred to in (c) above), either in suitable form for transfer by delivery, or accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Collateral Agent; and

                  (e) no Enforcement Notice shall be in effect when the Collateral described in Section 7 hereof is released.

                  IN WITNESS WHEREOF, the undersigned parties have caused this Amendment, Waiver and Consent to be duly executed as of the date first above written.


                                            BORROWERS
                                            ---------
                                            VENCOR, INC.



                                            By: /s/ Richard A. Lechleiter
                                               ------------------------------
                                            Name:  Richard A. Lechleiter
                                            Title: Vice President Finance &
                                                   Corporate Controller


                                            FIRST HEALTHCARE CORPORATION



                                            By: /s/ Richard A. Lechleiter
                                               ------------------------------
                                            Name:  Richard A. Lechleiter
                                            Title: Vice President Finance &
                                                   Corporate Controller

                                            NORTHWEST HEALTH CARE, INC.



                                            By: /s/ Richard A. Lechleiter
                                               ------------------------------
                                            Name:  Richard A. Lechleiter
                                            Title: Vice President Finance &
                                                   Corporate Controller


                                            MEDISAVE PHARMACIES, INC.



                                            By: /s/ Richard A. Lechleiter
                                               ------------------------------
                                            Name:  Richard A. Lechleiter
                                            Title: Vice President Finance &
                                                   Corporate Controller

                                            HILLHAVEN PROPERTIES, LTD.



                                            By: /s/ Richard A. Lechleiter
                                               ------------------------------
                                            Name:  Richard A. Lechleiter
                                            Title: Vice President Finance &
                                                   Corporate Controller

                                            HILLHAVEN OF CENTRAL FLORIDA, INC.



                                            By:  /s/ Richard A. Lechleiter
                                               ------------------------------
                                            Name:  Richard A. Lechleiter
                                            Title: Vice President Finance &
                                                   Corporate Controller


                                            NATIONWIDE CARE, INC.



                                            By: /s/ Richard A. Lechleiter
                                               ------------------------------
                                            Name:  Richard A. Lechleiter
                                            Title: Vice President Finance &
                                                   Corporate Controller


                                            BANKS


                                            BANK OF AMERICA NATIONAL TRUST
                                              AND SAVINGS ASSOCIATION



                                            By: /s/ Ruth Z. Edwards
                                               ------------------------------
                                            Name:  Ruth Z. Edwards
                                            Title: Vice President

                                            THE BANK OF NEW YORK



                                            By: /s/ Douglas Ober
                                               ------------------------------
                                            Name:  Douglas Ober
                                            Title: Vice President

                                            CHEMICAL BANK



                                            By: /s/ Dawn Lee Lum
                                               ------------------------------
                                            Name:  Dawn Lee Lum
                                            Title: Vice President


                                            CREDIT SUISSE



                                            By: /s/ Geoffrey M. Craig
                                               ------------------------------
                                            Name:  Geoffrey M. Craig
                                            Title: Member of Senior Management


                                            By: /s/ Kristinn R. Kristinnson
                                               ------------------------------
                                            Name:  Kristinn R. Kristinnson
                                            Title: Associate


                                            MELLON BANK, N.A.



                                            By: /s/ Marsha Wicker
                                               ------------------------------
                                            Name:  Marsha Wicker
                                            Title: Vice President

                                            PNC BANK, KENTUCKY, INC.



                                            By: /s/ Todd D. Munson
                                               ------------------------------
                                            Name:  Todd D. Munson
                                            Title: Vice President


                                            TORONTO-DOMINION (TEXAS), INC.



                                            By: /s/ Lisa Allison
                                               ------------------------------
                                            Name:  Lisa Allison
                                            Title: Vice President




                                            WACHOVIA BANK OF NORTH CAROLINA,
                                              N.A.



                                            By: /s/ Edward D. Ridenhour
                                               ------------------------------
                                            Name:  Edward D. Ridenhour
                                            Title: Senior Vice President/Group
                                                   Executive


                                            BANK OF LOUISVILLE AND TRUST
                                             COMPANY



                                            By: /s/ Roy L. Johnson, Jr.
                                               ------------------------------
                                            Name:  Roy L. Johnson, Jr.
                                            Title: Senior Vice President

                                            BANK ONE, COLUMBUS, NA



                                            By: /s/ James Zook
                                               ------------------------------
                                            Name:  James Zook
                                            Title: Vice President


                                            FIRST UNION NATIONAL BANK OF NORTH
                                              CAROLINA



                                            By: /s/ Ann M. Dodd
                                               ------------------------------
                                            Name:  Ann M. Dodd
                                            Title: Senior Vice President


                                            FLEET BANK OF MASSACHUSETTS



                                            By: /s/ Ginger Stolzenthaler
                                               ------------------------------
                                            Name:  Ginger Stolzenthaler
                                            Title: Vice President


                                            LTCB TRUST COMPANY



                                            By: /s/ Rene LeBlanc
                                               ------------------------------
                                            Name:  Rene LeBlanc
                                            Title: Senior Vice President

                                            MORGAN GUARANTY TRUST COMPANY
                                              OF NEW YORK


                                            By: /s/ Robert J. Henchey
                                               ------------------------------
                                            Name:  Robert J. Henchey
                                            Title: Vice President


                                            NATIONAL CITY BANK, KENTUCKY



                                            By: /s/ Deroy Scott
                                               ------------------------------
                                            Name:  Deroy Scott
                                            Title: Vice President



                                            NATIONSBANK, N. A.



                                            By: /s/ S.W. Choppin
                                               ------------------------------
                                            Name:  S.W. Choppin
                                            Title: Senior Vice President


                                            NBD BANK



                                            By: /s/ Randall K. Stephens
                                               ------------------------------
                                            Name:  Randall K. Stephens
                                            Title: Vice President


                                            SEATTLE-FIRST NATIONAL BANK



                                            By:
                                               ------------------------------
                                            Name:
                                            Title:

                                           U.S. BANK OF WASHINGTON NATIONAL
                                           ASSOCIATION




                                            By: /s/ Arnold J. Conrad
                                               ------------------------------
                                            Name:  Arnold J. Conrad
                                            Title: Vice President